Exhibit 99.3

FOURTH QUARTER 2015

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

4Q 2015 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Net Interest Margin and Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

4Q 2015 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Selected Income Statement Data	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net financing revenue (ex. OID)	$995	$981	$927	$860	$835	$14	$160	$3,764	$3,547	$217
Total other revenue (ex. OID)	356	332	218	250	221	24	135	1,156	1,290	(134)
Total net revenue (ex. OID)	1,351	1,313	1,145	1,110	1,056	38	295	4,920	4,837	83
Provision for loan losses	240	211	140	116	155	29	85	707	457	250
Controllable expenses (1)	466	452	452	469	479	14	(13)	1,839	1,893	(55)
Other noninterest expenses	202	222	272	226	193	(20)	9	922	1,055	(132)
Core pre-tax income (2)	$443	$428	$281	$299	$229	$15	$214	$1,452	$1,432	$20
Core OID amortization expense (3)	12	11	18	17	42	1	(30)	59	186	(127)
Income tax (benefit) expense	155	144	94	103	36	11	119	496	321	175
Income (loss) from discontinued operations	(13)	(5)	13	397	26	(8)	(39)	392	225	167
Net income	$263	$268	$182	$576	$177	$(5)	$86	$1,289	$1,150	$139
Preferred stock dividends	1,216	38	1,251	67	68	1,178	1,148	2,571	268	2,303
Net income (loss) available to common shareholders	$(953)	$230	$(1,069)	$509	$109	$(1,183)	$(1,062)	$(1,282)	$882	$(2,164)

Selected Balance Sheet Data (Period-End)
Total assets	$158,581	$155,916	$156,278	$153,324	$151,631	$2,665	$6,950
Consumer loans	74,065	73,380	69,998	65,100	64,044	685	10,021
Commercial loans	37,535	34,611	35,175	34,757	35,904	2,924	1,631
Assets of discontinued operations held-for-sale	-	-	-	-	634	-	(634)
Allowance for loan losses	(1,054)	(1,018)	(974)	(933)	(977)	(36)	(77)
Deposits	66,478	64,020	61,930	60,857	58,203	2,458	8,275
Common equity (4)	12,743	13,786	13,482	14,679	14,144	(1,043)	(1,401)
Total equity	13,439	14,599	14,295	15,934	15,399	(1,160)	(1,960)

Common Share Count
Weighted average basic (5)	483,300	483,073	482,847	482,248	481,861	227	1,439	482,873	481,155	1,718
Weighted average diluted (5)(6)	484,845	484,399	483,687	482,782	483,091	446	1,754	483,934	481,934	2,000
Issued shares outstanding (period-end)	481,980	481,750	481,750	481,503	480,095	230	1,885	481,980	480,095	1,885

Per Common Share Data
Earnings per share (basic) (5)	$(1.97)	$0.48	$(2.22)	$1.06	$0.23	$(2.45)	$(2.20)	$(2.66)	$1.83	$(4.49)
Earnings per share (diluted) (5)(6)	(1.97)	0.47	(2.22)	1.06	0.23	(2.44)	(2.20)	(2.66)	1.83	(4.49)
Adjusted earnings per share	0.52	0.51	0.46	0.52	0.40	0.01	0.12	2.00	1.68	0.32
Book value per share	27.9	30.3	29.7	33.1	32.1	(2.4)	(4.2)	27.88	32.07	(4.19)
Tangible book value per share	26.4	28.6	27.9	30.4	29.4	(2.2)	(3.0)	26.38	29.40	(3.02)
Adjusted tangible book value per share (7)	24.6	24.3	23.7	23.7	22.7	0.3	1.9	24.60	22.67	1.93

Select Financial Ratios
Net interest margin (8)	2.7%	2.7%	2.6%	2.5%	2.4%			2.6%	2.5%
Cost of funds (incl. OID)	1.8%	1.8%	1.8%	1.9%	2.0%			1.8%	2.1%
Cost of funds (excl. OID)	1.7%	1.7%	1.8%	1.9%	1.9%			1.8%	2.0%
Adjusted efficiency ratio (9)	44%	44%	46%	48%	50%			45%	51%
Return on average assets (10)	0.7%	0.7%	0.5%	1.5%	0.5%			0.8%	0.8%
Return on average total equity (10)	7.4%	7.4%	4.8%	14.9%	4.6%			8.9%	7.8%
Return on average tangible common equity (10)	n/m	6.8%	n/m	14.2%	3.1%			n/m	6.5%
Core ROTCE (9)(10)	9.8%	9.2%	8.3%	9.1%	7.1%			9.4%	7.9%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15) (12)	9.2%	10.0%	9.8%	10.9%	9.6%
Tier 1 capital ratio	11.1%	12.0%	11.7%	13.2%	12.5%
Total capital ratio	12.5%	12.9%	12.6%	14.1%	13.2%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) For more details refer to page 21

(8) Continuing operations only. Excludes OID amortization expense

(9) For more details refer to page 22

(10) Return metrics are annualized

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules

(12) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

4Q 2015 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,212	$1,166	$1,118	$1,074	$1,112	$46	$100	$4,570	$4,457	$113
Interest on loans held-for-sale	-	2	14	24	-	(2)	-	40	1	39
Interest and dividends on available-for-sale investment securities	98	102	93	88	85	(4)	13	381	367	14
Interest-bearing cash	2	2	2	2	2	-	-	8	8	-
Operating leases	812	830	860	896	905	(18)	(93)	3,398	3,558	(160)
Total financing revenue and other interest income	2,124	2,102	2,087	2,084	2,104	22	20	8,397	8,391	6
Interest expense
Interest on deposits	188	181	177	172	169	7	19	718	664	54
Interest on short-term borrowings	13	13	12	11	12	-	1	49	52	(3)
Interest on long-term debt	404	410	419	429	491	(6)	(87)	1,662	2,067	(405)
Total interest expense	605	604	608	612	672	1	(67)	2,429	2,783	(354)
Depreciation expense on operating lease assets	536	528	563	622	633	8	(97)	2,249	2,233	16
Net financing revenue	983	970	916	850	799	13	184	3,719	3,375	344
Other revenue
Servicing fees	13	12	10	10	9	1	4	45	31	14
Insurance premiums and service revenue earned	234	236	237	233	243	(2)	(9)	940	979	(39)
Gain on mortgage and automotive loans, net	-	(2)	1	46	1	2	(1)	45	7	38
Loss on extinguishment of debt	(3)	-	(156)	(198)	(156)	(3)	153	(357)	(202)	(155)
Other gain on investments, net	49	6	45	55	52	43	(3)	155	181	(26)
Other income, net of losses	63	80	74	97	66	(17)	(3)	314	280	34
Total other revenue	356	332	211	243	215	24	141	1,142	1,276	(134)
Total net revenue	1,339	1,302	1,127	1,093	1,014	37	325	4,861	4,651	210
Provision for loan losses	240	211	140	116	155	29	85	707	457	250
Noninterest expense
Compensation and benefits expense	237	235	236	255	237	2	-	963	947	16
Insurance losses and loss adjustment expenses	54	61	122	56	57	(7)	(3)	293	410	(117)
Other operating expenses	377	378	366	384	378	(1)	(1)	1,505	1,591	(86)
Total noninterest expense	668	674	724	695	672	(6)	(4)	2,761	2,948	(187)
Income (loss) from continuing operations before income tax expense	431	417	263	282	187	14	244	1,393	1,246	147
Income tax (benefit) expense from continuing operations	155	144	94	103	36	11	119	496	321	175
Net income from continuing operations	276	273	169	179	151	3	125	897	925	(28)
Income (loss) from discontinued operations, net of tax	(13)	(5)	13	397	26	(8)	(39)	392	225	167
Net income (loss)	$263	$268	$182	$576	$177	$(5)	$86	$1,289	$1,150	$139

4Q 2015 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2015	12/31/2014
Cash and cash equivalents
Noninterest-bearing	$2,148	$1,666	$1,739	$1,552	$1,348	$482	$800
Interest-bearing	4,232	3,561	4,119	6,084	4,228	671	4
Total cash and cash equivalents	6,380	5,227	5,858	7,636	5,576	1,153	804
Federal funds sold and securities purchased under resale agreements	-	-	-	50	-	-	-
Investment securities	17,157	18,758	19,142	17,829	16,137	(1,601)	1,020
Loans held-for-sale, net	105	37	1,438	1,559	2,003	68	(1,898)
Finance receivables and loans, net
Finance receivables and loans, net	111,600	107,991	105,173	99,857	99,948	3,609	11,652
Allowance for loan losses	(1,054)	(1,018)	(974)	(933)	(977)	(36)	(77)
Total finance receivables and loans, net	110,546	106,973	104,199	98,924	98,971	3,573	11,575
Investment in operating leases, net	16,271	17,292	17,950	19,021	19,510	(1,021)	(3,239)
Premiums receivables and other insurance assets	1,801	1,794	1,759	1,722	1,695	7	106
Other assets	6,321	5,835	5,932	6,583	7,105	486	(784)
Assets of operations held-for-sale	-	-	-	-	634	-	(634)
Total assets	$158,581	$155,916	$156,278	$153,324	$151,631	$2,665	$6,950

Liabilities
Deposit liabilities
Noninterest-bearing	$89	$91	$89	$79	$64	$(2)	$25
Interest-bearing	66,389	63,929	61,841	60,778	58,139	2,460	8,250
Total deposit liabilities	66,478	64,020	61,930	60,857	58,203	2,458	8,275
Short-term borrowings	8,101	5,378	10,013	6,447	7,062	2,723	1,039
Long-term debt	66,234	67,293	65,675	65,578	66,380	(1,059)	(146)
Interest payable	350	437	418	440	477	(87)	(127)
Unearned insurance premiums and service revenue	2,434	2,438	2,417	2,374	2,375	(4)	59
Accrued expense and other liabilities	1,545	1,751	1,530	1,694	1,735	(206)	(190)
Total liabilities	$145,142	$141,317	$141,983	$137,390	$136,232	$3,825	$8,910

Equity
Common stock and paid-in capital (1)	$21,084	$21,066	$21,053	$21,033	$21,038	$18	$46
Preferred stock	696	813	813	1,255	1,255	(117)	(559)
Accumulated deficit	(8,110)	(7,158)	(7,388)	(6,319)	(6,828)	(952)	(1,282)
Accumulated other comprehensive (loss) income	(231)	(122)	(183)	(35)	(66)	(109)	(165)
Total equity	13,439	14,599	14,295	15,934	15,399	(1,160)	(1,960)
Total liabilities and equity	$158,581	$155,916	$156,278	$153,324	$151,631	$2,665	$6,950

(1) Includes Treasury stock

4Q 2015 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Assets	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2015	12/31/2014	2015	2014	CHANGE
Interest-bearing cash and cash equivalents	$2,743	$3,667	$4,013	$4,402	$4,293	$(924)	$(1,550)	$3,702	$4,328	$(626)
Federal funds sold and securities purchased under resale agreements	-	-	1	7	-	-	-	2	-	2
Investment securities	16,066	17,745	17,078	15,904	15,439	(1,679)	627	16,702	15,729	973
Loans held-for-sale, net	13	111	1,493	1,947	25	(98)	(12)	884	16	868
Total finance receivables and loans, net (2)	110,623	105,604	101,962	98,843	101,272	5,019	9,351	104,294	100,148	4,146
Investment in operating leases, net	16,824	17,519	18,520	19,405	19,479	(695)	(2,655)	18,058	18,789	(731)
Total interest earning assets	146,269	144,646	143,067	140,508	140,508	1,623	5,761	143,642	139,010	4,632
Noninterest-bearing cash and cash equivalents	1,368	1,563	1,337	1,825	1,757	(195)	(389)	1,522	1,610	(88)
Other assets (3)	9,299	9,665	9,472	9,597	9,877	(366)	(578)	9,508	10,675	(1,167)
Allowance for loan losses	(1,030)	(988)	(953)	(969)	(1,113)	(42)	83	(985)	(1,173)	188
Total assets	$155,906	$154,886	$152,923	$150,961	$151,029	$1,020	$4,877	$153,687	$150,122	$3,565

Liabilities
Interest-bearing deposit liabilities	$64,890	$62,791	$61,224	$59,372	$57,313	$2,099	$7,577	$62,086	$55,838	$6,248
Short-term borrowings	6,073	6,745	6,057	6,280	6,258	(672)	(185)	6,289	6,308	(19)
Long-term debt (4)	66,162	66,857	66,371	64,991	67,703	(695)	(1,541)	66,100	67,881	(1,781)
Total interest-bearing liabilities (4)	137,125	136,393	133,652	130,643	131,274	732	5,851	134,475	130,027	4,448
Noninterest-bearing deposit liabilities	95	91	81	73	68	4	27	85	69	16
Other liabilities (3)	4,144	3,971	4,538	4,548	4,431	173	(287)	4,302	5,231	(929)
Total liabilities	$141,364	$140,455	$138,271	$135,264	$135,773	$909	$5,591	$138,862	$135,327	$3,535

Equity
Total equity	$14,542	$14,431	$14,652	$15,697	$15,256	$111	$(714)	$14,825	$14,795	$30
Total liabilities and equity	$155,906	$154,886	$152,923	$150,961	$151,029	$1,020	$4,877	$153,687	$150,122	$3,565

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: includes average $1,310 million and $1,366 million related to original issue discount at December 2015 and December 2014, respectively

4Q 2015 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Automotive Finance	$333	$323	$373	$306	$291	$10	$42	$1,335	$1,429	$(94)
Insurance	78	40	15	78	86	38	(8)	211	197	14
Dealer Financial Services	411	363	388	384	377	48	34	1,546	1,626	(80)
Mortgage	9	6	7	68	20	3	(11)	90	59	31
Corporate and Other (ex. OID) (1)	23	59	(114)	(153)	(168)	(36)	191	(184)	(253)	69
Core pre-tax income (2)	$443	$428	$281	$299	$229	$15	$214	$1,452	$1,432	$20
Core OID amortization expense (3)	12	11	18	17	42	1	(30)	59	186	(127)
Income tax expense	155	144	94	103	36	11	119	496	321	175
Income from discontinued operations	(13)	(5)	13	397	26	(8)	(39)	392	225	167
Net income	$263	$268	$182	$576	$177	$(5)	$86	$1,289	$1,150	$139

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Corporate Finance business, certain investment portfolio activity and reclassifications, eliminations between the reportable operating segments. During 4Q15, incremental overhead expenses related to centralized support functions were allocated to Automotive Finance, Insurance, and Mortgage Operations. These expenses were previously included in Corporate and Other Activities. Amounts in prior periods have been reclassified to conform to this new presentation.

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) Includes accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15, $6 million in 4Q14, $14 million in 2015 and $14 million in 2014 due to debt redemption

4Q 2015 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net financing revenue
Consumer	$867	$833	$785	$745	$770	$34	$97	$3,230	$3,046	$184
Commercial	238	228	235	238	252	10	(14)	939	1,024	(85)
Loans held-for-sale	(1)	2	14	19	-	(3)	(1)	34	-	34
Operating leases	812	830	860	896	905	(18)	(93)	3,398	3,558	(160)
Other interest income	2	2	2	2	2	-	-	8	10	(2)
Total financing revenue and other interest income	1,918	1,895	1,896	1,900	1,929	23	(11)	7,609	7,638	(29)
Interest expense	482	497	483	469	529	(15)	(47)	1,931	2,084	(153)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	604	633	671	691	683	(29)	(79)	2,600	2,666	(66)
Remarketing gains	(68)	(105)	(108)	(69)	(50)	37	(18)	(351)	(433)	82
Total depreciation expense on operating lease assets	536	528	563	622	633	8	(97)	2,249	2,233	16
Net financing revenue	900	870	850	809	767	30	133	3,429	3,321	108
Other revenue
Servicing fees	13	12	10	10	9	1	4	45	31	14
Gain/(loss) on automotive loans, net	-	(2)	(6)	(15)	4	2	(4)	(23)	10	(33)
Other income	52	53	51	57	56	(1)	(4)	213	223	(10)
Total other revenue	65	63	55	52	69	2	(4)	235	264	(29)
Total net revenue	965	933	905	861	836	32	129	3,664	3,585	79
Provision for loan losses	236	201	132	127	175	35	61	696	542	154
Noninterest expense
Compensation and benefits	119	121	123	126	113	(2)	6	489	454	35
Other operating expenses	277	288	277	302	257	(11)	20	1,144	1,160	(16)
Total noninterest expense	396	409	400	428	370	(13)	26	1,633	1,614	19
Income before income tax expense	$333	$323	$373	$306	$291	$10	$42	$1,335	$1,429	$(94)

Memo: Net lease revenue
Operating lease revenue	$812	$830	$860	$896	$905	$(18)	$(93)	$3,398	$3,558	$(160)
Depreciation expense on operating lease assets (ex. remarketing)	604	633	671	691	683	(29)	(79)	2,600	2,666	(66)
Remarketing gains	(68)	(105)	(108)	(69)	(50)	37	(18)	(351)	(433)	82
Total depreciation expense on operating lease assets	536	528	563	622	633	8	(97)	2,249	2,233	16
Net lease revenue	$276	$302	$297	$274	$272	$(26)	$4	$1,149	$1,325	$(176)

Balance Sheet (Period-End)
Cash, trading and investment securities	$31	$32	$33	$34	$32	$(1)	$(1)
Loans held-for-sale	-	-	1,356	1,500	1,515	-	(1,515)
Finance receivables and loans, net:
Consumer loans	64,226	63,503	60,717	57,379	56,535	723	7,691
Commercial loans (1)	34,918	32,345	33,044	32,770	34,039	2,573	879
Allowance for loan losses	(887)	(852)	(815)	(778)	(783)	(35)	(104)
Total finance receivables and loans, net	98,257	94,996	92,946	89,371	89,791	3,261	8,466
Investment in operating leases, net	16,271	17,292	17,950	19,021	19,510	(1,021)	(3,239)
Other assets	1,077	1,523	1,322	1,223	1,706	(446)	(629)
Assets of operations held-for-sale	-	-	-	-	634	-	(634)
Total assets	$115,636	$113,843	$113,607	$111,149	$113,188	$1,793	$2,448

(1) Includes intercompany

4Q 2015 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$2.3	$2.8	$2.6	$2.0	$1.9	$(0.5)	$0.4	$9.7	$7.3	$2.5
Retail standard - new vehicle Chrysler (2)	1.1	1.3	1.3	1.0	0.8	(0.2)	0.2	4.7	3.6	1.2
Retail standard - new vehicle Growth	1.2	1.3	1.3	1.0	0.7	(0.1)	0.5	4.9	3.1	1.8
Retail standard - used vehicle - all channels	3.4	3.9	4.0	3.6	2.7	(0.5)	0.7	14.8	11.7	3.1
Lease - GM	0.0	0.0	0.1	1.1	1.9	(0.0)	(1.8)	1.3	9.3	(8.0)
Lease - Other	1.0	1.0	0.9	0.5	0.6	0.0	0.5	3.4	2.0	1.4
Retail subvented - new vehicle GM	0.2	0.7	0.7	0.5	0.5	(0.5)	(0.2)	2.1	4.0	(1.9)
Total originations	$9.3	$11.1	$10.8	$9.8	$9.0	$(1.8)	$0.3	$41.0	$41.0	$0.1

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.8	17.8	17.1	16.7	16.8	0.0	1.0	17.3	16.4	0.9
Light vehicle sales (quarterly - units in millions)	4.4	4.5	4.5	3.9	4.1	(0.1)	0.3	17.4	16.4	1.0
GM market share	17.8%	17.6%	18.1%	17.4%	17.9%			17.7%	17.9%
Chrysler market share	13.3%	12.7%	12.7%	12.8%	13.1%			12.9%	12.7%

U.S. Consumer Penetration
GM	13.0%	16.3%	16.4%	20.7%	22.9%			16.5%	27.6%
Chrysler	14.2%	13.9%	13.7%	11.3%	10.6%			13.5%	10.3%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$29.9	$27.5	$28.3	$28.3	$29.7	$2.4	$0.2
Other dealer loans	5.0	4.8	4.7	4.5	4.3	0.2	0.7
Total Commercial outstandings	$34.9	$32.3	$33.0	$32.8	$34.0	$2.6	$0.9

U.S. Floorplan Penetration (3)
GM penetration	62.8%	62.5%	63.2%	63.2%	63.8%
Chrysler penetration	44.3%	43.1%	44.3%	44.5%	44.1%

U.S. Off-Lease Remarketing
Manheim used vehicle index (3 month average)	125.4	124.4	124.0	125.0	123.0	1.0	2.4	124.7	123.2	1.5
Off-lease vehicles terminated - On-balance sheet (# in units)	69,710	65,363	64,123	65,060	70,969	4,347	(1,259)	264,256	296,393	(32,137)
Average gain per vehicle	$979	$1,611	$1,686	$1,067	$705	$(633)	$274	$1,329	$1,461	$(132)
Total gains ($ in millions)	$68	$105	$108	$69	$50	$(37)	$18	$351	$433	$(82)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes an immaterial balance of subvented volume

(3) Penetration rates are based on the trailing four month average for the quarter

4Q 2015 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement (GAAP View)	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net financing revenue
Interest and dividends on investment securities	$25	$26	$25	$23	$21	$(1)	$4	$99	$105	$(6)
Interest bearing cash	2	2	2	2	1	-	1	8	5	3
Total financing revenue and other interest revenue	27	28	27	25	22	(1)	5	107	110	(3)
Interest expense	12	12	13	13	13	-	(1)	50	54	(4)
Net financing revenue	15	16	14	12	9	(1)	6	57	56	1
Other revenue
Insurance premiums and service revenue earned	234	236	237	233	243	(2)	(9)	940	979	(39)
Other gain/(loss) on investments, net	28	(5)	29	33	36	33	(8)	85	143	(58)
Other income, net of losses	2	2	2	2	1	-	1	8	7	1
Total other revenue	264	233	268	268	280	31	(16)	1,033	1,129	(96)
Total net revenue	279	249	282	280	289	30	(10)	1,090	1,185	(95)
Noninterest expense
Compensation and benefits expense	15	18	16	19	17	(3)	(2)	68	63	5
Insurance losses and loss adjustment expenses	54	61	122	56	57	(7)	(3)	293	410	(117)
Other operating expenses	132	130	129	127	129	2	3	518	515	3
Total noninterest expense	201	209	267	202	203	(8)	(2)	879	988	(109)
Income (loss) from cont. ops before income tax expense	$78	$40	$15	$78	$86	$38	$(8)	$211	$197	$14

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$234	$236	$237	$233	$243	$(2)	$(9)	$940	$979	$(39)
Investment income	41	9	41	43	44	32	(3)	134	194	(60)
Other income	4	4	4	4	2	-	2	16	12	4
Total insurance premiums and other income	279	249	282	280	289	30	(10)	1,090	1,185	(95)
Expense
Insurance losses and loss adjustment expenses	54	61	122	56	57	(7)	(3)	293	410	(117)
Acquisition and underwriting expenses
Compensation and benefit expense	15	18	16	19	17	(3)	(2)	68	63	5
Insurance commission expense	94	95	95	93	95	(1)	(1)	378	374	4
Other expense	38	35	34	34	34	3	4	140	141	(1)
Total acquisition and underwriting expense	147	148	145	146	146	(1)	1	586	578	8
Total expense	201	209	267	202	203	(8)	(2)	879	988	(109)
Income (loss) from cont. ops before income tax expense	$78	$40	$15	$78	$86	$38	$(8)	$211	$197	$14

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,053	$4,991	$5,312	$5,327	$5,313	$62	$(260)
Premiums receivable and other insurance assets	1,813	1,805	1,769	1,732	1,706	8	107
Other assets	187	201	179	183	171	(14)	16
Total assets	$7,053	$6,997	$7,260	$7,242	$7,190	$56	$(137)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$222	$254	$263	$239	$248	$(32)	$(26)	$978	$1,023	$(45)
Corporate	-	-	-	-	0	-	(0)	-	-	-
Total written premiums and revenue (1)	$222	$254	$263	$239	$248	$(32)	$(26)	$978	$1,023	$(45)

Loss ratio	22.5%	25.7%	51.2%	23.8%	23.1%			30.9%	41.6%
Underwriting expense ratio	62.6%	62.0%	61.0%	62.1%	59.9%			61.9%	58.6%
Combined ratio	85.1%	87.7%	112.2%	85.9%	83.0%			92.8%	100.2%

(1) Excludes Canadian Personal Lines business, which is in runoff

4Q 2015 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net financing revenue
Total financing revenue and other interest income	$81	$81	$70	$70	$65	$-	$16	$302	$282	$20
Interest expense	59	61	55	55	57	(2)	2	230	239	(9)
Net financing revenue	22	20	15	15	8	2	14	72	43	29
Gain on mortgage loans, net	-	9	4	66	-	(9)	-	79	6	73
Other income, net of losses	3	1	2	2	4	2	(1)	8	11	(3)
Total other revenue	3	10	6	68	4	(7)	(1)	87	17	70
Total net revenue	25	30	21	83	12	(5)	13	159	60	99
Provision for loan losses	(3)	6	3	(5)	(14)	(9)	11	1	(69)	70
Noninterest expense
Compensation and benefits expense	3	3	2	3	2	-	1	11	11	-
Representation and warranty expense	(2)	(3)	(9)	-	(11)	1	9	(13)	(10)	(3)
Other operating expense	18	18	18	17	15	0	3	70	69	1
Total noninterest expense	19	18	11	20	6	1	13	68	70	(2)
Income (loss) from cont. ops before income tax expense	$9	$6	$7	$68	$20	$3	$(11)	$90	$59	$31

Balance Sheet (Period-End)
Loans held-for-sale	$-	$-	$46	$42	$452	$-	$(452)
Finance receivables and loans, net:
Consumer loans	9,773	9,770	9,212	7,653	7,474	3	2,299
Allowance for loan losses	(114)	(119)	(119)	(119)	(152)	5	38
Total finance receivables and loans, net	9,659	9,651	9,093	7,534	7,322	8	2,337
Other assets (1)	109	121	110	118	110	(12)	(1)
Total assets	$9,768	$9,772	$9,249	$7,694	$7,884	$(4)	$1,884

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

4Q 2015 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net financing revenue
Total financing revenue and other interest income	$98	$98	$94	$89	$88	$-	$10	$379	$361	$18
Interest expense
Core original issue discount amortization (1)	12	11	11	10	36	1	(24)	45	172	(127)
Other interest expense	40	23	46	65	37	17	3	173	234	(61)
Total interest expense	52	34	57	75	73	18	(21)	218	406	(188)
Net financing revenue	46	64	37	14	15	(18)	31	161	(45)	206
Other revenue
Loss on extinguishment of debt	(3)	-	(156)	(198)	(156)	(3)	153	(357)	(202)	(155)
Other gain on investments, net	21	11	16	22	16	10	5	70	38	32
Other income, net of losses (2)	6	15	22	31	2	(9)	4	74	30	44
Total other (loss) revenue	24	26	(118)	(145)	(138)	(2)	162	(213)	(134)	(79)
Total net revenue	70	90	(81)	(131)	(123)	(20)	193	(52)	(179)	127
Provision for loan losses	7	4	5	(6)	(6)	3	13	10	(16)	26
Noninterest expense
Compensation and benefits expense	100	93	95	107	105	7	(5)	395	419	(24)
Other operating expense (3)	(48)	(55)	(49)	(62)	(12)	7	(36)	(214)	(143)	(71)
Total noninterest expense	52	38	46	45	93	14	(41)	181	276	(95)
Income (loss) from cont. ops before income tax expense	$11	$48	$(132)	$(170)	$(210)	$(37)	$221	$(243)	$(439)	$196

Balance Sheet (Period-End)
Cash, trading and investment securities	$18,453	$18,962	$19,655	$20,154	$16,368	$(509)	$2,085
Loans held-for-sale	105	37	36	17	36	68	69
Finance receivables and loans, net
Consumer loans	66	107	69	68	35	(41)	31
Commercial loans (4)	2,617	2,266	2,131	1,987	1,865	351	752
Allowance for loan losses	(53)	(47)	(40)	(36)	(42)	(6)	(11)
Total finance receivables and loans, net	2,630	2,326	2,160	2,019	1,858	304	772
Other assets	4,936	3,979	4,311	5,049	5,107	957	(171)
Total assets	$26,124	$25,304	$26,162	$27,239	$23,369	$820	$2,755

OID Amortization Schedule (5)		2016	2017	2018 and After
Remaining Core OID Amortization (as of 12/31/2015)		$55	$68	Avg = $51/yr

(1) Does not include accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15, $6 million in 4Q14, $14 million in 2015 and $14 million in 2014 which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $184 million for 4Q15, $194 million for 3Q15, $191 million for 2Q15, $209 million for 1Q15, $189 million for 4Q14, $779 million for 2015 and $791 million for 2014. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

4Q 2015 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
Ending loan balance	$111,600	$107,990	$105,172	$99,856	$99,947	$3,609	$11,653
30+ Accruing DPD	$1,969	$1,754	$1,474	$1,157	$1,607	$216	$362
30+ Accruing DPD %	1.8%	1.6%	1.4%	1.2%	1.6%
Non-performing loans (NPLs)	$753	$637	$642	$593	$645	$116	$108
Net charge-offs (NCOs)	$198	$161	$100	$150	$170	$37	$28
Net charge-off rate (2)	0.7%	0.6%	0.4%	0.6%	0.7%

Provision for loan losses	$240	$211	$140	$116	$155	$28	$84
Allowance for loan losses (ALLL)	$1,054	$1,018	$974	$933	$977	$36	$77

ALLL as % of Loans (3)	0.9%	0.9%	0.9%	0.9%	1.0%
ALLL as % of NPLs (3)	140.0%	159.9%	151.6%	157.5%	151.5%
ALLL as % of NCOs (3)	133.1%	158.2%	243.8%	155.0%	143.5%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,870	$1,656	$1,389	$1,076	$1,543	$214	$327
% of retail contract $ outstanding	2.91%	2.60%	2.29%	1.87%	2.73%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$194	$156	$96	$132	$160	$37	$34
% of avg. HFI assets	1.21%	1.01%	0.65%	0.93%	1.10%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$3	$0	$1	$(1)	$(0)	$3	$3
% of avg. HFI assets	0.04%	0.00%	0.01%	-0.01%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

4Q 2015 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
Allowance for loan losses	$834	$804	$767	$711	$685	$30	$150
Total consumer loans (2)	$64,292	$63,610	$60,786	$57,447	$56,570	$682	$7,722
Coverage ratio	1.3%	1.3%	1.3%	1.2%	1.2%

Commercial
Allowance for loan losses	$53	$48	$48	$67	$98	$4	$(45)
Total commercial loans	$34,895	$32,322	$33,026	$32,753	$34,022	$2,573	$873
Coverage ratio	0.2%	0.1%	0.1%	0.2%	0.3%

Mortgage (1)
Consumer
Allowance for loan losses	$114	$119	$119	$119	$152	$(5)	$(38)
Total consumer loans	$9,773	$9,769	$9,211	$7,652	$7,473	$3	$2,299
Coverage ratio	1.2%	1.2%	1.3%	1.6%	2.0%

Corporate and Other (1)(3)
Allowance for loan losses	$53	$47	$40	$36	$42	$6	$11
Total commercial loans	$2,640	$2,289	$2,149	$2,004	$1,882	$350	$758
Coverage ratio	2.0%	2.0%	1.9%	1.8%	2.2%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Includes $66 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 4Q15, $107 million in 3Q15, $69 million in 2Q15, $68 million in 1Q15, and $35 million in 4Q14

(3) Includes Insurance

4Q 2015 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition				Basel I
Capital (1)	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
Risk-weighted assets	$135.9	$133.8	$134.0	$130.1	$130.6	$2.1	$5.3

Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15)	9.2%	10.0%	9.8%	10.9%	9.6%
Tier 1 capital ratio	11.1%	12.0%	11.7%	13.2%	12.5%
Total capital ratio	12.5%	12.9%	12.6%	14.1%	13.2%

Tangible common equity / Tangible assets	8.0%	8.8%	8.6%	9.6%	9.3%
Tangible common equity / Risk-weighted assets	9.4%	10.3%	10.0%	11.3%	10.8%

Shareholders’ equity	$13.4	$14.6	$14.3	$15.9	$15.4	$(1.2)	$(2.0)
less: Preferred equity	(0.7)	(0.8)	(0.8)	(1.3)	(1.3)	0.1	0.6
Disallowed DTA	(0.4)	(0.4)	(0.4)	(0.5)	(1.3)	-	0.9
Certain AOCI items and other adjustments	0.2	-	0.1	-	(0.2)	0.2	0.4
Common Equity Tier 1 capital (2)	$12.5	$13.4	$13.2	$14.2	$12.6	$(0.9)	$(0.1)

Common Equity Tier 1 capital	$12.5	$13.4	$13.2	$14.2	$12.6	$(0.9)	$(0.1)
add: Preferred equity	0.7	0.7	0.7	1.1	1.3	-	(0.6)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.6)	(0.6)	(0.7)	(0.7)	-	-	(0.6)
Tier 1 capital	$15.1	$16.1	$15.7	$17.1	$16.4	$(1.0)	$(1.3)

Tier 1 capital	$15.1	$16.1	$15.7	$17.1	$16.4	$(1.0)	$(1.3)
add: Qualifying subordinated debt and redeemable preferred stock	0.9	0.3	0.3	0.4	0.2	0.6	0.7
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	1.0	0.9	0.9	0.7	-	0.3
Total capital	$17.0	$17.3	$16.9	$18.4	$17.3	$(0.3)	$(0.3)

Total shareholders' equity	$13.4	$14.6	$14.3	$15.9	$15.4	$(1.2)	$(2.0)
less: Preferred equity	(0.7)	(0.8)	(0.8)	(1.3)	(1.3)	0.1	0.6
Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible common equity (3)	$12.7	$13.8	$13.5	$14.7	$14.1	$(1.1)	$(1.4)

Total assets	$158.6	$155.9	$156.3	$153.3	$151.6	$2.7	$7.0
less: Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible assets	$158.6	$155.9	$156.3	$153.3	$151.6	$2.7	$7.0

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules.

(2) Tier 1 Common and Common Equity Tier 1 are non-GAAP financial measures. We define Tier 1 Common and Common Equity Tier 1 as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 Common ratio and Common Equity Tier 1 ratio, in addition to other capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Ally believes the Tier 1 Common ratio and Common Equity Tier 1 ratio are important because analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(3) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

4Q 2015 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	12/31/2015		9/30/2015		12/31/2014
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.5	$3.8	$2.5	$2.4	$2.7	$2.3
Highly liquid securities (3)	2.9	5.5	1.8	6.6	2.1	5.8
Current committed unused capacity	0.3	-	1.3	0.2	3.4	0.3
Subtotal	$5.7	$9.3	$5.6	$9.2	$8.2	$8.4
Ally Bank intercompany loan (4)	0.6	(0.6)	-	-	0.6	(0.6)
Total Current Available Liquidity	$6.3	$8.7	$5.6	$9.2	$8.8	$7.8

Unsecured Long-Term Debt Maturity Profile	2016	2017	2018	2019	2020	2021 and After
Consolidated remaining maturities (5)	$1.9	$4.4	$3.7	$1.6	$2.2	$8.3

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

4Q 2015 Preliminary Results	17

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
Retail Auto Loan	$64,231	$62,115	$60,436	$58,373	$58,544	$2,116	$5,687
Auto Lease (net of dep)	16,824	17,519	18,520	19,405	19,479	(695)	(2,655)
Commercial Auto	34,077	31,726	32,547	32,429	33,218	2,351	859
Corporate Finance	2,506	2,309	2,114	1,995	1,864	197	642
Mortgage	9,809	9,564	8,363	8,006	7,670	245	2,139
Cash, Securities and Other	18,822	21,413	21,087	20,300	19,733	(2,591)	(911)
Total Earning Assets	$146,269	$144,646	$143,067	$140,508	$140,508	$1,623	$5,761

Interest Revenue	$1,582	$1,567	$1,517	$1,457	$1,469	$15	$113

LT Unsecured Debt	$21,716	$20,884	$22,564	$22,838	$24,468	$832	$(2,752)
Secured Debt	40,134	42,150	42,186	40,562	41,264	(2,016)	(1,130)
Deposits (2)	64,985	62,882	61,305	59,445	57,381	2,103	7,604
Other Borrowings (3)	11,695	11,890	9,012	9,216	9,595	(195)	2,100
Total Funding Sources (1)	$138,530	$137,806	$135,067	$132,061	$132,708	$724	$5,822

Interest Expense	$593	$593	$597	$602	$636	$-	$(43)

Net Financing Revenue (4)	$989	$974	$920	$855	$833	$15	$156

Net Interest Margin (yield details)
Retail Auto Loan	5.3%	5.2%	5.3%	5.3%	5.2%
Auto Lease (net of dep)	6.5%	6.8%	6.4%	5.7%	5.5%
Commercial Auto	2.8%	2.9%	2.9%	3.0%	3.0%
Corporate Finance	6.3%	6.2%	6.6%	6.9%	6.4%
Mortgage	3.3%	3.4%	3.4%	3.5%	3.4%
Cash, Securities and Other	2.0%	1.8%	1.7%	1.7%	1.7%
Total Earning Assets	4.3%	4.3%	4.3%	4.2%	4.1%

LT Unsecured Debt	4.6%	5.0%	5.0%	5.2%	5.3%
Secured Debt	1.3%	1.2%	1.2%	1.2%	1.2%
Deposits	1.2%	1.1%	1.2%	1.2%	1.2%
Other Borrowings (3)	1.0%	0.8%	0.7%	0.7%	0.7%
Total Funding Sources (1)	1.7%	1.7%	1.8%	1.9%	1.9%

NIM (1)	2.7%	2.7%	2.6%	2.5%	2.4%

Key Deposit Statistics
Average retail CD maturity (months)	31.8	32.0	32.1	31.6	31.6	(0.3)	0.2
Average retail deposit rate	1.12%	1.14%	1.15%	1.17%	1.16%

Ally Financial Deposits Levels
Ally Bank retail	$55,437	$53,501	$51,750	$50,633	$47,954	$1,936	$7,483
Ally Bank brokered	10,723	10,201	9,861	9,853	9,885	522	838
Other	318	318	319	371	301	(0)	17
Total deposits	$66,478	$64,020	$61,930	$60,857	$58,139	$2,458	$8,339

Ally Bank Deposit Mix
Retail CD	31.8%	34.0%	36.3%	37.9%	40.1%
MMA/OSA/Checking	52.0%	50.0%	47.7%	45.8%	42.8%
Brokered	16.2%	16.0%	16.0%	16.3%	17.1%

(1) Excludes OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $95 million in 4Q15, $91 million in 3Q15 and $68 million in 4Q14

(3) Includes Demand Notes, FHLB and Repurchase Agreements

(4) Excludes dividend income from equity investments

4Q 2015 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Loan Value	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14
Gross carry value	$9.8	$9.8	$9.2	$7.7	$7.5
Net carry value	$9.7	$9.7	$9.1	$7.5	$7.3

Estimated Pool Characteristics
Ongoing (post 1/1/2009)	65.6%	64.4%	60.7%	50.9%	46.9%
Legacy (pre 1/1/2009)	34.4%	35.6%	39.3%	49.1%	53.1%
% Second lien	6.5%	6.8%	7.7%	9.8%	10.5%
% Interest only	6.2%	7.3%	9.1%	11.1%	12.5%
% 30+ Day delinquent	2.1%	2.1%	2.2%	2.8%	3.0%
% Low/No documentation	7.8%	8.0%	8.8%	11.1%	12.1%
% Non-primary residence	4.8%	4.8%	4.9%	3.8%	3.7%
Refreshed FICO	754	753	751	748	734
Wtd. Avg. LTV/CLTV (1)	65.9%	66.5%	67.7%	68.6%	71.5%
Higher risk geographies (2)	43.1%	43.0%	42.7%	41.5%	41.1%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

(2) Includes CA, FL, MI and AZ

4Q 2015 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Impact of Discontinued Operations (1)	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
Auto Finance	$(5)	$(4)	$(4)	$454	$23	$(1)	$(28)
Insurance	-	-	3	-	0	-	(0)
Corporate and Other	2	2	14	6	6	0	(4)
Consolidated pretax income	$(3)	$(2)	$14	$460	$29	$(1)	$(32)
Tax expense (benefit)	10	4	(0)	63	2	7	8
Consolidated net income	$(13)	$(5)	$13	$397	$26	$(8)	$(39)

Assets of discontinued operations held-for-sale	$-	$-	$-	$-	$634	$-	$(634)

(1) Disc ops activity reflects several actions including divestitures of international businesses and other mortgage related charges in addition to certain discrete tax items

4Q 2015 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Net income (loss)	$263	$268	$182	$576	$177	$(5)	$86	$1,289	$1,150	$139
less: Preferred stock dividends	1,216	38	1,251	67	68	1,178	1,148	2,571	268	2,303
Net income (loss) available to common shareholders	$(953)	$230	$(1,069)	$509	$109	$(1,183)	$(1,062)	$(1,282)	$882	$(2,164)

Weighted-average shares outstanding - basic (1)	483,300	483,073	482,847	482,248	481,861	227	1,439	482,873	481,155	1,718

Weighted-average shares outstanding - diluted (1)(2)	484,845	484,399	483,687	482,782	483,091	446	1,754	483,934	481,934	2,000

Net income (loss) per share - basic (1)	$(1.97)	$0.48	$(2.22)	$1.06	$0.23	$(2.45)	$(2.20)	$(2.66)	$1.83	$(4.49)

Net income (loss) per share - diluted (1)(2)	$(1.97)	$0.47	$(2.22)	$1.06	$0.23	$(2.44)	$(2.20)	$(2.66)	$1.83	$(4.49)

Adjusted Tangible Book Value(3) ($ billions)
GAAP shareholder's equity	$13.4	$14.6	$14.3	$15.9	$15.4	$(1.2)	$(2.0)	$13.4	$15.4
Preferred equity and goodwill	(0.7)	(0.8)	(0.8)	(1.3)	(1.3)	0.1	0.6	(0.7)	(1.3)
Tangible common equity	12.7	13.8	13.5	14.7	14.1	(1.0)	(1.4)	12.7	14.1
Tax-effected bond OID (4)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.0	(0.9)	(0.9)
Series G discount	-	(1.2)	(1.2)	(2.3)	(2.3)	1.2	2.3	-	(2.3)
Adjusted tangible book value	$11.9	$11.7	$11.4	$11.4	$10.9	$0.1	$1.0	$11.9	$10.9

Adjusted Tangible Book Value Per Share(3)
GAAP shareholder's equity	$27.9	$30.3	$29.7	$33.1	$32.1	$(2.4)	$(4.2)	$27.9	$32.1
Preferred equity and goodwill	(1.5)	(1.7)	(1.7)	(2.7)	(2.7)	0.2	1.2	(1.5)	(2.7)
Tangible common equity	26.4	28.6	27.9	30.4	29.4	(2.2)	(3.0)	26.4	29.4
Tax-effected bond OID (4)	(1.8)	(1.8)	(1.8)	(1.8)	(1.9)	0.0	0.1	(1.8)	(1.9)
Series G discount	-	(2.4)	(2.4)	(4.9)	(4.9)	2.4	4.9	-	(4.9)
Adjusted tangible book value per share	$24.6	$24.3	$23.7	$23.7	$22.7	$0.3	$1.9	$24.6	$22.7

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Represents a non-GAAP Financial measure

(4) Assumes 34% tax rate

4Q 2015 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core ROTCE Calculation	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14	2015	2014	CHANGE
Pre-tax income (loss) from continuing operations	$431	$417	$263	$282	$187	$14	$244	$1,393	$1,246	$147
add: Core original issue discount expense	12	11	18	17	42	1	(30)	59	186	(127)
Repositioning items	3	2	154	190	167	1	(164)	349	187	162
Core pre-tax income (ex. repositioning)	$446	$431	$435	$490	$396	$15	$50	$1,801	$1,619	$182
Normalized income tax expense at 34%	152	146	148	166	135	5	17	612	550	62
Core net income	294	284	287	323	262	10	33	1,189	1,069	120
Preferred dividends (Series A & G)	37	38	58	67	68	(1)	(31)	200	268	(69)
Operating net income available to common shareholders (1)	$257	$246	$229	$256	$194	$11	$64	$990	$800	$189

Tangible common equity (2)	$13,237	$13,606	$14,053	$14,384	$14,012	$(369)	$(775)	$13,416	$13,522	$(106)
less: Unamortized core original issue discount	1,310	1,322	1,333	1,345	1,369	(12)	(59)	1,327	1,441	(114)
Net deferred tax asset	1,404	1,540	1,632	1,720	1,797	(136)	(394)	1,583	1,923	(341)
Normalized common equity (1)(3)	$10,523	$10,745	$11,087	$11,319	$10,846	$(221)	$(322)	$10,506	$10,157	$349

Core ROTCE (1)	9.8%	9.2%	8.3%	9.1%	7.1%			9.4%	7.9%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$668	$674	$724	$695	$672	$(6)	$(4)	$2,761	$2,948	$(187)
less: Rep and warrant expense	(2)	(3)	(9)	-	(11)	1	9	(13)	(10)	(3)
Insurance expense	201	209	267	202	203	(8)	(2)	879	988	(109)
Repositioning items	1	2	4	-	19	(1)	(18)	7	39	(31)
Numerator	$468	$465	$462	$493	$461	$2	$6	$1,888	$1,932	$(44)

Total net revenue	$1,339	$1,302	$1,127	$1,093	$1,014	$37	$325	$4,861	$4,651	$210
add: Original issue discount	12	11	18	17	42	1	(30)	59	186	(127)
Repositioning	2	-	150	190	148	2	(147)	342	148	194
less: Insurance revenue	279	249	282	280	289	30	(10)	1,090	1,185	(95)
Denominator	$1,074	$1,064	$1,013	$1,021	$916	$10	$158	$4,172	$3,800	$372

Adjusted Efficiency Ratio (1)	44%	44%	46%	48%	50%			45%	51%

Noninterest Expense
Compensation and benefits	$237	$235	$236	$255	$237	$2	$-	$963	$947	$16
Technology and communications	69	65	64	69	79	5	(10)	267	334	(67)
Professional services	25	24	25	20	26	1	(1)	93	100	(6)
Servicing expenses (4)	56	51	50	48	52	5	4	204	205	(1)
Advertising and marketing	27	26	23	31	30	1	(3)	107	111	(5)
Other controllable expenses (5)	50	50	50	47	52	(0)	(3)	197	194	3
Controllable Expense	$465	$449	$448	$469	$478	$15	$(13)	$1,831	$1,891	$(60)
Other Noninterest Expense	202	222	272	226	176	(20)	27	922	1,018	(96)
Total Noninterest Expense (ex. repositioning)	$667	$672	$720	$695	$653	$(5)	$14	$2,754	$2,909	$(156)
Repositioning expenses	1	2	4	-	19	(1)	(18)	7	39	(31)
Total Noninterest Expense	$668	$674	$724	$695	$672	$(6)	$(4)	$2,761	$2,948	$(187)

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

(4) Includes lease and loan administration expenses and vehicle remarketing and repossession expenses

(5) Includes occupancy and premises and equipment depreciation

4Q 2015 Preliminary Results	22